UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report
(Date of Earliest Event Reported):
June 30, 2008

Bella Viaggio, Inc.

Nevada	333-146735	38-3759675
State of Incorporation	Commission File Number	I.R.S. Employer Identification No.

2120 58th Avenue
Suite 107
Vero Beach, Florida 32966
Principal Executive Offices
Telephone Number: (772) 226-5554

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-(c))

Item 8.01 — Other Events

On June 30, 2008, Bella Viaggio, Inc. has relocated its corporate headquarters to Vero Beach, Florida from Brentwood, California effective June 30, 2008. This relocation will not impede current business operations. The new address and contact information is:

Bella Viaggio, Inc.
Suite 107
2120 58th Avenue
Vero Beach, Florida 32966

Telephone Number	(772) 226-5554
Fax Number:	(772) 226-5557

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bella Viaggio, Inc.
(Registrant)
Date: June 30, 2008

By:	/s/ Ronald A. Davis
Ronald A. Davis
President, Director
Chief Executive Officer
Chief Financial Officer
Chief Accounting Officer
Secretary/Treasurer,